                                                                   EXHIBIT 10.12
================================================================================

                           JFAX COMMUNICATIONS, INC.

                                  $5,000,000

                                Preferred Stock

                                      and

                                   Warrants

                          --------------------------

                              PURCHASE AGREEMENT

                          --------------------------

                           Dated as of July 2, 1998

================================================================================

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
1. AUTHORIZATION OF ISSUE OF SECURITIES...................................   1

A. Authorization..........................................................   1
B. Sale of Series A Preferred Shares and Warrants to the Investors........   1

2. PURCHASE AND SALE OF SECURITIES........................................   1

A. Purchase and Sale......................................................   1
B. Closing................................................................   2

3. CONDITIONS OF CLOSING..................................................   2

A. Opinions of Counsel to the Company.....................................   2
B. Representations and Warranties.........................................   2
C. Certificate of Incorporation and By-laws...............................   3
D. Purchase Permitted by Applicable Laws..................................   3
E. Securityholders Agreement..............................................   3
F. Registration Rights Agreement..........................................   3
G. Compliance with Securities Laws........................................   3
H. Proceedings............................................................   3
I. No Adverse U.S. Legislation, Action or Decision........................   3
J. Approval and Consents..................................................   4
K. Material Changes.......................................................   4
L. Board Nominees.........................................................   4
M. Sale of Senior Subordinated Notes and Common Stock.....................   4
N. Payment of Expenses....................................................   4
O. Certificate of Designations............................................   4
P. Purchase of Securities.................................................   5

4. PUT RIGHTS WITH RESPECT TO THE WARRANTS AND WARRANT SHARES.............   5

A. Option of Holders Upon Change of Control...............................   5
B. Notice of Redemption of Warrants and Warrant Shares Upon Change of
   Control................................................................   5
C. Option of Holders to Put Securities at Exit............................   5
D. Exercise of the Exit Put Option........................................   6

5. AFFIRMATIVE COVENANTS..................................................   6

A. Financial Statements...................................................   7
B. Use of Proceeds........................................................   8
C. Books and Records; Inspection of Property..............................   8
D. Additional Covenant Pending the Closing................................   9
E. Compliance With Laws, etc..............................................   9
F. Corporate Existence; Maintenance of Properties.........................   9
G. Insurance..............................................................   9
H. Further Assurances.....................................................  10
I. Rule 144A..............................................................  10
J. Filing of Reports Under the Exchange Act...............................  10
K. Securities Act Registration Statements.................................  10
L. Notices of Certain Events..............................................  11
M. Board Nominees.........................................................  11
N. Listing of Common Stock................................................  12
O. Investors' Right of First Refusal......................................  12
P. Company's Right of First Refusal.......................................  13

6. NEGATIVE COVENANTS.....................................................  13

A. Limitation on Transaction with Affiliates..............................  14
B. Registration Rights....................................................  14
C. Offering of Securities.................................................  14
D. Registration Exceptions................................................  14

7. REMEDIES...............................................................  14

8. REPRESENTATIONS AND WARRANTIES OF THE COMPANY..........................  15

A. Organization, Qualification and Authority..............................  15
B. Financial Statements...................................................  15
C. Capital Stock and Related Matters......................................  15
D. Actions Pending........................................................  16
E. Outstanding Debt; Defaults.............................................  16
F. Title to Properties....................................................  17
G. Taxes..................................................................  17
H. Conflicting Agreements.................................................  17
I. Offering of Securities.................................................  17

J.  Broker's or Finder's Commissions......................................  18
K.  Federal Reserve Regulations...........................................  18
L.  Environmental Matters.................................................  18
          1.  ............................................................  18
          2.  ............................................................  18
          3.  ............................................................  18
          4.  ............................................................  18
M.  ERISA.................................................................  19
N.  Possession of Franchises, Licenses, etc...............................  19
O.  Patents, etc..........................................................  19
P.  Holding Company and Investment Company Status.........................  19
Q.  Governmental Consents.................................................  20
R.  Insurance Coverage....................................................  20
S.  Subsidiaries..........................................................  20
T.  Disclosure............................................................  20
U.  Related Party Transactions............................................  20
V.  Registration Rights...................................................  21
W.  Absence of Foreign or Enemy Status....................................  21
X.  Agreements with Affiliates............................................  21
Y.  Employees.............................................................  21
Z.  Year 2000.............................................................  21
AA. Validity of Stock.....................................................  22

9.  REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.......................  22

10. DEFINITIONS...........................................................  23

11. MISCELLANEOUS.........................................................  29

A.  Expenses; Indemnification.............................................  29
B.  Consent to Amendments.................................................  30
C.  Form, Registration, Transfer and Exchange of Series A Preferred Stock
    and Warrants; Lost Series A Preferred Stock and Warrants..............  30
D.  Provisions Applicable if any of the Securities are Sold...............  30
E.  Restrictive Legends...................................................  31
F.  Persons Deemed Owners.................................................  31
G.  Survival of Representations and Warranties............................  31
H.  Successors and Assigns................................................  31

I.  Notices...............................................................  31
J.  Descriptive Headings..................................................  32
K.  GOVERNING LAW; CONSENT TO JURISDICTION................................  32
L.  Delay Fees............................................................  32
M.  Allocation of Purchase Price..........................................  33
N.  Remedies..............................................................  33
O.  Entire Agreement......................................................  33
P.  Severability..........................................................  33
Q.  WAIVER OF TRIAL BY JURY...............................................  34
R.  Counterparts..........................................................  34
S.  Confidentiality.......................................................  34

EXHIBITS
    Exhibit A  Form of Certificate of Designations
    Exhibit B  Form of Warrant
    Exhibit C  Forms of Opinions of Counsel to the Company
    Exhibit D  Form of Registration Rights Agreement
    Exhibit E  Form of Securityholders Agreement

                           JFAX COMMUNICATIONS, INC.
                PREFERED STOCK AND WARRANTS PURCHASE AGREEMENT

                              ------------------

                                  Dated as of
                                 July 2, 1998

                              ------------------

     This Preferred Stock and Warrants Purchase Agreement (this "Agreement"),
                                                                 --------
dated as of July 1, 1998, is among JFAX Communications, Inc. (the "Company"), a
                                                                   -------
Delaware corporation, and each of the investors named on the signature pages hereto (the "Investors").
             ---------

                                  AGREEMENTS

     In consideration of the mutual promises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows (with certain terms used herein being defined in Section 10):

1.   AUTHORIZATION OF ISSUE OF SECURITIES.
     ------------------------------------

     A.   Authorization. The Company will, prior to the Closing, (a) cause its
          -------------
Certificate of Incorporation to be duly amended by filing the Certificate of Designations in the form attached as Exhibit A (the "Certificate of
                                                     --------------
Designations"), (b) duly authorize the issuance of 5,000 units ("Units") with
------------                                                     -----
each Unit consisting of one share of Series A Usable Redeemable Preferred Stock of the Company ("Series A Preferred Stock") and 500 Warrants (the "Warrants"),
                 ------------------------                          --------
with each Warrant representing the right to purchase one share of Common Stock, of the Company, and (c) duly authorize and reserve 2,500,000 shares of Common Stock, subject to adjustment as provided in the certificate evidencing the Warrants, for issuance upon exercise of such Warrants. The Warrants shall be evidenced by certificates in the form of Exhibit B. The Series A Preferred Stock and the Warrants shall be referred to herein collectively as the "Securities".
                                                                  ----------

     B.   Sale of Series A Preferred Shares and Warrants to the Investors.
          ---------------------------------------------------------------
Subject to the satisfaction of the terms and conditions herein set forth and in reliance upon the respective representations and warranties of the parties set forth herein or in any document delivered pursuant hereto, the Company agrees to sell to the Investors, free and clear of any liens, claims, charges or encumbrances whatsoever, and each of the Investors, severally but not jointly, agrees to purchase from the Company, Units consisting of the number of shares of Series A Preferred Stock and detachable Warrants set forth opposite such Investor's name on Schedule 1.B to this Agreement at a purchase price of $1,000.00 per Unit and for the aggregate purchase price set forth opposite such Investor's name on Schedule 1.B to this Agreement.

2.   PURCHASE AND SALE OF SECURITIES.
     -------------------------------

     A.   Purchase and Sale. The Company hereby agrees to sell to the Investors
          -----------------
and, subject to the terms and conditions herein set forth, the Investors severally agree to purchase from the Company, the Securities set forth opposite the name of each of the Investors on the signature pages hereof. The parties hereby agree that the aggregate purchase price for the Securities is $5,000,000.

     B.   Closing. The purchase and delivery of the Securities to be purchased
          -------
by the Investors shall take place at a closing (the "Closing") at the offices of
                                                     -------
Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019 at 10:00 a.m., local time, on July 1, 1998 (or at such other time and place or on such other Business Day thereafter as the parties hereto shall agree) (herein called the "Closing Date"). On the Closing Date, the Company will deliver the
     ------------
Securities to be purchased by the Investors payable to or registered in the names of the Investors and/or the Investors' nominees or other designees specified on the signature pages hereof in the amounts set forth opposite the name of the Investors on the signature pages hereof, against receipt of the purchase price therefor by wire transfer to the account of: JFAX Communications, Inc., Union Bank of California, ABA No. 122-000-496, Account No. 072-00-491-63,
Attn: Denise Decker. If at the Closing, the Company shall, in breach of this Agreement, fail to tender to the Investors any of the Securities to be purchased by them or if any of the conditions specified in Section 3 hereof shall not have been satisfied or waived by the Investors, the Investors shall, at their election, be relieved of all further obligations under this Agreement without thereby waiving any other rights they may have by reason of such failure or such non-fulfillment. Notwithstanding anything to the contrary, the obligation of the Company to deliver any Securities to any Investor at the Closing shall be conditioned on its concurrent receipt of the purchase price of all of the Securities from the Investors.

3.   CONDITIONS OF CLOSING.
     ---------------------

     The obligation of each of the Investors to purchase and pay for the Securities to be purchased hereunder is subject to the satisfaction, on or before the Closing Date, of the following conditions:

     A.   Opinions of Counsel to the Company. The Investors shall have received
          ----------------------------------
from each of Sullivan & Cromwell and Nicholas V. Morosoff, each counsel to the Company, a legal opinion addressed to the Investors and dated the Closing Date, substantially in the form of Exhibit C attached hereto. Such opinions shall also
                             ---------
cover such other matters incident to the matters herein contemplated as the Investors may reasonably request.

     B.   Representations and Warranties. Each of the representations and
          ------------------------------
warranties contained in Section 8 hereof and those otherwise made in writing by or on behalf of the Company and contained in any document, certificate or other written statement provided to the Investors in connection with the transactions contemplated by this Agreement shall be true and correct in all material respects when made and on and as of the Closing Date, without giving additional effect to any qualification as to materiality contained therein and except to the extent of changes caused by the transactions herein contemplated; all of the covenants and obligations of the Company hereunder to be performed or observed on or prior to the Closing shall have been duly performed or observed; and the Company shall have delivered to the Investors an Officer's Certificate, dated the Closing Date, to the foregoing effects.

     C.   Certificate of Incorporation and By-laws. The Investors shall have
          ----------------------------------------
received certificates, dated the Closing Date, of the Secretary of the Company and its Subsidiaries attaching (i) true and complete copies of the Certificate of Incorporation of the Company (which shall be amended by the Certificate of Designations) and its Subsidiaries as filed with the appropriate state officials of its jurisdiction of incorporation with all amendments thereto, (ii) true and complete copies of the By-laws of the Company and its Subsidiaries in effect as of such date, (iii) certificates of good standing of the appropriate officials of the jurisdiction of incorporation of the Company and its Subsidiaries and of each state in which each of the Company and its Subsidiaries is required to be qualified to do business as a foreign corporation, (iv) resolutions of the Board of Directors of the Company authorizing (a) the execution, delivery and performance of the Related Documents, (b) the filing of the Certificate of Designations, and (c) the issuance and delivery of the Securities and the reservation of the Warrant Shares and certificates as to the incumbency of the officers of the Company executing this Agreement or any other Related Document.

     D.   Purchase Permitted by Applicable Laws. The purchase of and payment for
          -------------------------------------
the Securities shall not be prohibited by any applicable law or governmental regulation and shall not subject the Investors to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, and the Investors shall have received such certificates or other evidence as they may request to establish compliance with this condition.

     E.   Securityholders Agreement. The Investors shall have received a fully
          -------------------------
executed counterpart of the Securityholders Agreement, and such Securityholders Agreement shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived.

     F.   Registration Rights Agreement. The Investors shall have received a
          -----------------------------
fully executed counterpart of the Registration Rights Agreement, and such Registration Rights Agreement shall be in full force and effect and no term or condition thereof shall have been amended, modified or waived.

     G.   Compliance with Securities Laws. The offering and sale of the
          -------------------------------
Securities under this Agreement shall have complied with all applicable requirements of federal and state securities laws, and the Investors shall have received evidence of such compliance in form and substance satisfactory to them.

     H.   Proceedings. All required corporate and other proceedings taken or
          -----------
required to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investors and their counsel, and the Investors and their counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

     I.   No Adverse U.S. Legislation, Action or Decision. No legislation,
          -----------------------------------------------
order, rule, ruling or regulation shall have been enacted or made by or on behalf of any governmental body, department or agency of the United States, nor shall any legislation have been introduced and favorably reported for passage to either House of Congress by any committee of either such House to which such legislation has been referred for consideration, nor shall any decision of any court of competent jurisdiction within the United States have been rendered which, in the Investors' reasonable judgment, would materially and adversely affect their investment in the Securities. There shall be no action, suit, investigation or proceeding, pending or threatened, against or affecting the Company, its Subsidiaries or any of their respective properties or rights, or any of their respective affiliates, associates, officers or directors, before any court, arbitrator or administrative or governmental body which (i) seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by any of the Related Documents or (ii) questions the validity or legality of any such transaction or seeks to recover damages or to obtain other relief in connection with any such transaction, and there shall be no valid basis for any such action, proceeding or investigation.

     J.   Approval and Consents. The Company and each Subsidiary shall have duly
          ---------------------
received all authorizations, consents, approvals, licenses, franchises, permits and certificates by or of all Governmental Authorities necessary or advisable for the issuance of the Securities, the issuance of Warrant Shares and the consummation of the transactions contemplated hereby and by the Related Documents, and all such authorizations, consents, approvals, licenses, franchises, permits and certificates shall be in full force and effect at the time of the Closing. The Company shall have delivered to the Investors an Officer's Certificate, dated the Closing Date, to such effect.

     K.   Material Changes. Since December 31, 1997, there shall not have been
          ----------------
any changes in the business of the Company or any of its Subsidiaries which have or could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, nor shall there have been any development or discovery or any material contingency or other liability which could have such effect. There shall exist no defaults under the provisions of any instrument evidencing Indebtedness of the Company or its Subsidiaries and the Company shall have delivered to the Investors an Officer's Certificate, dated the Closing Date, to such effect.

     L.   Board Nominees. The Board of Directors of the Company shall be
          --------------
constituted as contemplated by Section 3.1 of the Securityholders Agreement and the nominee designated by the Investors shall have been appointed to the Board of Directors effective upon the Closing.

     M.   Sale of Senior Subordinated Notes and Common Stock. The Company shall
          --------------------------------------------------
have consummated the sale of no less than $10,000,000 aggregate principal amount of its Senior Subordinated Notes and 1,681,577 shares of Common Stock for an aggregate purchase price equal to $10,000,000, pursuant to the terms of that certain Securities Purchase Agreement, dated as of the date hereof, among the Company and the investors party thereto, without waiver of any material term or condition thereunder; and the Investors shall have received an Officer's Certificate, dated the Closing Date, to the foregoing effect.

     N.   Payment of Expenses. The Company shall have paid to the Investors all
          -------------------
reasonable fees and expenses of the Investors (including legal fees) incurred in connection with the transactions contemplated by this Agreement and the Related Documents.

     O.   Certificate of Designations. The Certificate of Designations relating
          ---------------------------
to the terms and conditions of the Series A Preferred Stock shall have been filed with the Secretary of State of the State of Delaware and shall be in full force and effect.

     P.   Purchase of Securities. At the Closing, the Investors severally shall
          ----------------------
have purchased the Securities in the amounts set forth opposite their names on
Schedule 1.B to this Agreement.

4.   PUT RIGHTS WITH RESPECT TO THE WARRANTS AND WARRANT SHARES.
     -----------------------------------------------------------

     A.   Option of Holders Upon Change of Control. Upon the occurrence of a
          ----------------------------------------
Change of Control, unless the holders of at least 66-2/3% in interest of the Warrants and Warrant Shares approve such Change of Control in writing, each holder of Warrants and/or Warrant Shares ("Warrant Investor") has the option to
                                           ----------------
require the Company to redeem all of the outstanding Warrants and/or Warrant Shares (or any portion thereof), and all shares of Common Stock issued pursuant to stock splits, dividends or similar events in respect of such Warrants or Warrant Shares ("Additional Warrant Shares"; the Warrants, Warrant Shares and
                 -------------------------
Additional Warrant Shares being referred to herein as "Warrant Securities") held
                                                       ------------------
by such holder at a price equal to (i) for unexercised Warrants, $2.00 per Warrant and (ii) for each of the Warrant Shares that were issued upon exercise of a Warrant and for each of the Additional Warrant Shares, if any related to such Warrant Share, an amount equal to 1.67 multiplied by the exercise price paid for such Warrant Share being redeemed (such exercise price to be appropriately adjusted for subsequent stock splits, dividends or similar events occurring after such exercise to the extent that the holders of Warrant Shares received their proportionate benefit of such stock splits, dividends or similar events in the form of Additional Warrant Shares which are included in the package of securities which the Company must redeem).

     B.   Notice of Redemption of Warrants and Warrant Shares Upon Change of
          ------------------------------------------------------------------
Control.
-------

     The Company shall give each Warrant Investor written notice (a "Notice of
                                                                     ---------
Change of Control Event") within five (5) days after the Company or any of its
-----------------------
executive officers or directors obtains knowledge of the occurrence of a Change of Control Event, specifying that a Change of Control Event has occurred, the material facts and circumstances of such Change of Control Event, the applicable purchase price(s) and instructions that a Warrant Investor must follow in order to have his Warrant Securities redeemed. Within five (5) days after receipt of a Notice of Change of Control Event, a Warrant Investor may, at his option, if applicable give notice to the Company specifying the number of Warrant Securities held by such holder that such holder requires the Company to redeem. The redemption date for any Change of Control Event (each, a "Change of Control
                                                              -----------------
Redemption Date") shall be the twenty-fifth date following such Change of
---------------
Control Event. In the event some or all of the Warrant Securities are not tendered for redemption, the holder of such Warrant Securities not so tendered shall be deemed to have consented to the redemption by the Corporation of any Junior Stock being prepaid, retired or exchanged pursuant to a Change of Control Event.

     C.   Option of Holders to Put Securities at Exit. In the event that the
          -------------------------------------------
Company has not completed a Qualified Public Offering by July 1, 2003, each Warrant Investor shall have the right upon written notice to require the Company to purchase at the Exit Closing (as defined below), and the Company agrees to so purchase, all or any of the Warrant Securities. The purchase price for such Warrant Securities held by such Warrant Investor shall be paid by certified check at the Exit Closing or by wire transfer of immediately available funds denominated in U.S. dollars to one or more accounts designated by such Warrant Investor to the Company prior to the Exit Closing in an amount equal to, (i) for unexercised Warrants, the Fair Market Value of such unexercised Warrants at the time of the Exit Notice with respect to such unexercised Warrants and (ii) for each of the Warrant Shares that were issued upon exercise of a Warrant and for each of the Additional Warrant Shares, if any related to such Warrant Share, the greater of the Fair Market Value of such Warrant Share and such Additional Warrant Share at the time of the Exit Notice with respect to such Warrant Share and the exercise price paid for such Warrant Share issued upon exercise of the Warrant (such exercise price to be appropriately adjusted for stock splits, dividends or similar events occurring after such exercise to the extent that the holders of Warrant Shares received their proportionate benefit of such stock splits, dividends or similar events in the form of Additional Warrant Shares which are included in the package of securities which the Company must redeem). The Company shall not be required to hold more than one Exit Closing during any six-month period, and no holder may participate in more than one Exit Closing.

     D.   Exercise of the Exit Put Option. Upon the receipt of a notice given
          -------------------------------
pursuant to paragraph 4C, the Company shall provide notice to each Warrant Investor (the "Exit Notice"), which shall (i) refer specifically to this
               -----------
paragraph 4D, (ii) state that the Company may be required to purchase all of the outstanding Warrant Securities, (iii) contain the Company's calculation of the purchase price for the Warrant Securities to be purchased (including a detail of any adjustments for stock splits, recombinations, dividends or similar events or of the applicable Fair Market Value, as the case may be), (iv) indicate that the Company will purchase the Warrant Securities at the Exit Closing upon written notice of the exercise of an option by a Warrant Investor, (v) indicate that a closing (the "Exit Closing") for such purchase and sale shall take place on a
              ------------
date specified in the notice, which date shall be a date occurring not later than 30 days nor more than 60 days after the date on which the notice to the Company is given pursuant to paragraph 4C, (vi) indicate where the Exit Closing shall take place and (vii) be delivered by certified mail return receipt requested. A Warrant Investor who desires to exercise its option shall furnish written notice to the Company of the exercise of such option within at least 10 days prior to the Exit Closing. At the Exit Closing, the Company shall pay the purchase price for the Warrant Securities being purchased determined as described above against delivery of the securities being purchased. No waiver by a Warrant Investor of its right under this paragraph 4D to require the purchase of any or all of the Warrant Securities held by such Warrant Investor at any Exit Closing shall affect the rights of such Warrant Investor to participate in another Exit Closing.

5.   AFFIRMATIVE COVENANTS.
     ----------------------

     All covenants contained herein shall be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that such action or condition would be permitted by an exception to, or otherwise be within the limitations of, another covenant shall not avoid the occurrence of a breach if such action is taken or condition exists. The provisions of this Section 5 are for the benefit of the Investors so long as they hold any of the Securities or other Warrant Securities and, to the extent set forth herein, for the benefit of each other holder of the Securities or other Warrant Securities; provided, however, that (i) upon the redemption of all
                          --------  -------
of the Series A Preferred Stock, the Company and its Subsidiaries shall no longer be bound by the covenants set forth in paragraphs 5A(i) and 5B, (ii) upon consummation of a Qualifying Public Offering, the Company shall no longer be bound by the covenant set forth in paragraph 5O, (iii) upon the conditions in both clauses (i) and (ii) above being satisfied, the Company shall no longer be bound by any covenants set forth in this Section 5 other than those set forth in paragraphs 5I, 5M and 5N and (iv) the provisions of paragraph 5P are for the benefit of the Company so long as an Initial Public Offering has not occurred.

     A.   Financial Statements. The Company will deliver to each holder of
          --------------------
Securities:

               (i) as soon as practicable and in any event within 30 days after the end of each month in each fiscal year commencing with May 1998, unaudited management reports of the Company and its Subsidiaries setting forth the financial, operational and other performance data of the Company and its Subsidiaries in reasonable detail and reasonably satisfactory in scope to the Investors (taking into account the human and technical resources that the Company has or reasonably ought to have and the importance of such information to the Investors under the circumstances), which shall include at least a consolidated statement of operations, a consolidated statement of cash flows and a consolidated balance sheet for or as at the end of such month, in each case setting forth, in comparative form, management's budget for such month and comparable information from the same month in the preceding fiscal year, all in the format in which such reports are then prepared by management of the Company in the conduct of its business;

               (ii) as soon as practicable and in any event within 45 days after the end of each quarterly period in each fiscal year, consolidated statements of income, changes in stockholders' equity and cash flow of the Company and its Subsidiaries for such quarterly period and for the period from the beginning of the current fiscal year to the end of such quarterly period and a consolidated balance sheet of the Company and its Subsidiaries as at the end of the most recent year and at the end of such quarterly period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year, all in reasonable detail and reasonably satisfactory in scope to the holders of Securities (taking into account the human and technical resources that the Company has or reasonably ought to have and the importance of such information to the Investors under the circumstances), and prepared in accordance with GAAP (except for footnote disclosure) on a basis consistent with past practice and certified by the chief financial officer or chief executive officer of the Company as fairly presenting the financial condition of the Company and its Subsidiaries, subject to the changes resulting from audit and year-end adjustments;

               (iii) as soon as practicable and in any event within 120 days after the end of each fiscal year, consolidated statements of income, changes in stockholders' equity and cash flow of the Company and its Subsidiaries for such year, and a consolidated and consolidating balance sheet of the Company and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding figures from the preceding annual audit, all in reasonable detail and reasonably satisfactory in scope to the holders of Securities (taking into account the human and technical resources that the Company has or reasonably ought to have and the importance of such information to the Investors under the circumstances), and in each case audited by KPMG Peat Marwick

     LLP or such other independent public accountants of recognized national standing selected by the Company, whose report in each case shall state that such consolidated financial statements present fairly the results of operations and cash flows of the Company and its Subsidiaries, in accordance with GAAP on a basis consistent with prior years and that the examination by such accountants has been made in accordance with generally accepted auditing standards then in effect in the United States;

               (iv) as soon as practicable and in any event by the end of each fiscal year beginning with fiscal year 1998, a budget for the Company and its Subsidiaries, as approved by the Board of Directors of the Company, for the following fiscal year setting forth in comparative form corresponding figures from the preceding fiscal year's budget, in reasonable detail and certified as to its good-faith preparation by the chief financial officer or chief executive officer of the Company and each Subsidiary;

               (v) promptly upon transmission thereof, copies of all financial statements, information circulars, proxy statements and reports as the Company or any Subsidiary shall send to its stockholders that are material to the business of the Company and its Subsidiaries, taken as a whole, and copies of all registration statements and prospectuses and all reports which it or any of its officers or directors file with the Commission (or any governmental body or agency succeeding to the functions of the Commission) or with any securities exchange on which any of its securities are listed or with Nasdaq, and copies of all press releases and other statements made available generally by the Company or its Subsidiaries to the public concerning material developments in the business of the Company and its Subsidiaries;

               (vi) promptly upon receipt thereof, a copy of each other report submitted to the Company or any of its Subsidiaries by independent accountants in connection with any annual, interim or special audit made by them of the books of the Company or any of its Subsidiaries; and

               (vii) with reasonable promptness, such other financial and/or operating data as any holder of Securities may reasonably request.

Each holder of Securities is hereby authorized to deliver a copy of any financial statement or certificate delivered pursuant to this paragraph 5A to any regulatory body having jurisdiction over such holder that requests or requires delivery of such information.

     B.   Use of Proceeds. The proceeds of the sale of the Securities shall be
          ---------------
used for capital expenditures and general corporate purposes.

     C.   Books and Records; Inspection of Property. The Company will keep, and
          -----------------------------------------
will cause each of its Subsidiaries to keep, proper books of record and account in which full, true and correct entries in conformity in all material respects with GAAP shall be made of all material dealings and transactions in relation to their business and activities. The Company will, upon reasonable advance notice, permit any Person representing any holder of Securities and designated in writing by such holder, at such holder's expense, to visit and inspect any of the properties of the Company and its Subsidiaries during normal business hours in a manner which does not unduly interrupt the normal course of business, to examine the corporate, financial and operating records of the Company or any of its Subsidiaries and make copies thereof or extracts therefrom and to discuss the affairs, finances and accounts of any of such corporations with the directors, officers and independent accountants of the Company and its Subsidiaries, all at such reasonable times and as often as the holders may reasonably request.

     D.   Additional Covenant Pending the Closing. Pending the Closing, the
          ---------------------------------------
Company will not, without the prior written consent of the Investors, take any action which would result (i) in any of the representations or warranties contained in this Agreement not being true and correct in all material respects (without giving additional effect to any qualification as to materiality contained therein) at and as of the time immediately after such action or (ii) in any of the covenants contained in this Agreement becoming incapable of performance. Pending the Closing, the Company will promptly advise the Investors of any action or event of which either becomes aware which has the effect of making incorrect, in any material respect, any of such representations or warranties (without giving additional effect to any qualification as to materiality contained therein) or which has the effect of rendering any of such covenants incapable of performance. The Company will duly perform, in all material respects, all of its respective obligations required to be performed under each of the Related Documents to which it is a party.

     E.   Compliance With Laws, etc. The Company will, and will cause each of
          -------------------------
its Subsidiaries to, comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority, and obtain and maintain in good standing all licenses, permits and approvals from any and all governments, governmental commissions, boards or agencies of jurisdictions in which they carry on business required in respect of the operations of the Company and its Subsidiaries, except for those with which the failure to comply or maintain would not have a Material Adverse Effect.

     F.   Corporate Existence; Maintenance of Properties. The Company (i) will
          ----------------------------------------------
do or cause to be done all things reasonably necessary to preserve and keep in full force and effect its corporate existence, rights and franchises and the corporate existence, rights and franchises of its Subsidiaries (except as specifically permitted by paragraphs7E and 7F of the Securities Purchase Agreement), (ii) will cause its material properties and the material properties of its Subsidiaries to be maintained and kept in good condition, repair and working order (ordinary wear and tear excepted) and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereto, and (iii) will, and will cause each of its Subsidiaries to, qualify and remain qualified to conduct business in each jurisdiction where the nature of the business of or ownership of property by the Company or such Subsidiary may require such qualification.

     G.   Insurance. The Company will maintain, and will cause each of its
          ---------
Subsidiaries to maintain, with financially sound and reputable insurance companies, funds or underwriters, insurance for itself and its Subsidiaries of the kinds, covering the risks and in the relative proportionate amounts usually carried by companies conducting business activities similar to those of the Company and its Subsidiaries. From and after an Initial Public Offering, the Company will use its reasonable efforts to obtain and maintain directors and officers liability insurance similar to the insurance usually carried by companies conducting business activities similar to those of the Company and its Subsidiaries.

     H.   Further Assurances.  The Company shall cooperate with any of the
          ------------------
Investors and execute such further instruments and documents as the Investors shall reasonably request to carry out to the reasonable satisfaction of such Investors the transactions contemplated by this Agreement.

     I.   Rule 144A.  In connection with any prospective transfer pursuant to
          ---------
Rule 144A promulgated by the Securities and Exchange Commission, to the extent permitted under such rule, of (a) Securities, (b) Warrant Shares, or (c) shares of Common Stock or other securities issued as, or upon conversion or exercise of other securities issued as, a dividend or other distribution with respect to or in replacement of any shares referred to in clause (a) or (b), upon the written request of any holder of such shares, the Company will make available to such holder and any prospective purchaser of such shares, promptly after such request, the information required pursuant to paragraph (d)(4)(i) of Rule 144A of the Commission.

     J.   Filing of Reports Under the Exchange Act.  The Company shall, and
          ----------------------------------------
shall cause each of its Subsidiaries to, give prompt notice to each Investor of the filing of any registration statement (an "Exchange Act Registration
                                              -------------------------
Statement") pursuant to the Exchange Act relating to any class of securities of
---------
the Company or any of its Subsidiaries and the effectiveness of such Exchange Act Registration Statement and, with respect to equity securities, the number of shares of such class of equity security outstanding as reported in such Exchange Act Registration Statement. If and for so long as the Company or any of its Subsidiaries has a class of equity securities required to be registered under the Exchange Act, the Company and such Subsidiaries shall (i) comply in all material respects with the reporting requirements of the Exchange Act, and (ii) comply in all material respects with all other public information reporting requirements of the Commission that are a condition to the availability of an exemption from the Securities Act (under Rule 144 thereof, as amended from time to time, or successor rule thereto or otherwise) for the sale of shares of Common Stock by any Investor. The Company shall, and shall cause each of its Subsidiaries to, cooperate with each Investor in supplying such information as may be reasonably necessary for such Investor to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act (under Rules 144 or 144A thereunder or otherwise) for the sale of shares of Common Stock by any Investor.

     K.   Securities Act Registration Statements.  The Company covenants that it
          --------------------------------------
shall not, and shall cause each of its Subsidiaries not to, file any registration statement under the Securities Act covering any securities unless it shall first have given to each Investor 20 days written notice thereof. The Company further covenants that each Investor shall have the right, at any time when it may reasonably be deemed by such Investor or the Company or any of its Subsidiaries to be a controlling person of the Company or any of its Subsidiaries, to participate in the preparation of such registration statement (regardless of whether or not an Investor will be a selling security holder in connection with such registration statement) and to request the insertion therein of material furnished to the Company or any of its Subsidiaries in writing which in such Investor's reasonable judgment should be included. In connection with any registration statement referred to in this paragraph 5K, the Company will indemnify each Investor, its partners, officers and directors and each person, if any, who controls such Investor within the meaning of Section 15 of the Securities Act (collectively, the "Investor Parties"), against all
                                          ----------------
losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus or any preliminary prospectus or any amendment thereof or supplement thereto or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement or alleged untrue statement or omission or alleged omission contained in written information furnished to the Company or any of its Subsidiaries by such Investor Parties expressly for use in such registration statement. If, in connection with any such registration statement, such Investor Parties shall furnish written information to the Company or any of its Subsidiaries expressly for use in the registration statement, such Investor will indemnify the Company, its directors, each of its officers who signs such registration statement and each person, if any, who controls the Company within the meaning of the Securities Act against all losses, claims, damages, liabilities and expenses caused by any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or any preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or such omission or alleged omission is contained in information so furnished in writing by such Investor for use therein. The provisions of this paragraph 5K are in addition to, and not in limitation of, the provisions of the Registration Rights Agreement.

     L.   Notices of Certain Events.  The Company shall promptly give notice to
          -------------------------
each holder of Securities (i) of the occurrence of any breach of its obligations hereunder, (ii) of any default or event of default under any contractual obligation of the Company or any of its Subsidiaries if such default or event of default, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect, (iii) of any pending or threatened litigation, investigation or proceeding to which the Company or any of its Subsidiaries is or is threatened to be a party which, if such pending or threatened litigation, investigation or proceeding were adversely determined, would reasonably be expected to result in a Material Adverse Effect and (iv) of a Change of Control Event. Any notice delivered pursuant to this paragraph 5L shall be accompanied by an Officer's Certificate specifying the details of the occurrence referred to therein and stating what action the Company proposes to take with respect thereto. In addition to the foregoing, in the case contemplated by clause (iv) of this paragraph 5L, the Company will also comply with the provisions of Section 4 hereof.

     M.   Board Nominees.  During the period specified in Section 3.1 of the
          --------------
Securityholders' Agreement, the Company will use its reasonable best efforts to
(i) have the Preferred Designee, as defined in the Securityholders' Agreement, designated in the manner provided therein, elected to the Board of Directors of the Company, and (ii) if requested in writing by the Investors, cause the number and composition of directors of the Board of Directors of any Subsidiary to be identical to the number and composition of the Board of Directors of the Company. Any Preferred Designee shall receive (A) all materials distributed to the Board of Directors of the Company or any Subsidiary, as the case may be, whether provided to directors in advance of, during or after, any meeting of the applicable Board of Directors, regardless of whether such director shall be in attendance at any such meeting, (B) the same compensation other outside members of the Board of Directors of the Company or any Subsidiary, as the case may be, shall receive in his or her capacity as a director and (C) reimbursement of the reasonable out-of-pocket expenses of such director incurred in attending the meetings of the Board of Directors of the Company or any Subsidiary, as the case may be.

     N.   Listing of Common Stock.  The Company covenants and agrees for the
          -----------------------
benefit of the Investors and each holder of any Warrant Shares and Additional Warrant Shares, if any, that at the time of and in connection with the listing of Common Stock or any other equity securities of the Company on any national securities exchange, it will, at its expense, use its reasonable best efforts to cause the Warrant Shares and Additional Warrant Shares, if any, to be approved for listing, subject to notice of issuance, and will provide prompt notice to each such exchange of the issuance thereof from time to time.

     O.   Investors' Right of First Refusal.
          ---------------------------------

          (a) The Company hereby grants to each Warrant Investor the right of first refusal to purchase its Pro Rata Share of New Securities which the Company may, from time to time, propose to sell and issue. "Pro Rata
                                                                 --------
     Share," for purposes of this right of first refusal, is the ratio that (i)
     -----
     the number of Warrant Shares and Additional Warrant Shares, if any, then held by such Warrant Investor (including the Warrant Shares that have not been issued under unexercised Warrants) bears to (ii) the Fully Diluted Outstanding Shares of Common Stock.

          (b)    Except as set forth below, "New Securities" shall mean any
                                             --------------
     shares of capital stock of the Company, including Common Stock and any series of preferred stock, whether now authorized or not, and rights, options or warrants to purchase said shares of Common Stock or preferred stock, and securities of any type whatsoever that are, or may become, convertible into or exchangeable for said shares of Common Stock or preferred stock. Notwithstanding the foregoing, "New Securities" does not include (i) Common Stock offered to the public generally pursuant to a registration statement under the Securities Act in connection with the Company's Initial Public Offering, (ii) securities issued pursuant to the acquisition of another corporation by the Company by merger, purchase of all or substantially all of the assets or other reorganization whereby the Company or its stockholders own more than fifty percent (50%) of the voting power of the surviving or successor corporation, (iii) up to 6% of the Fully Diluted Outstanding Shares (net of any repurchase) of the Company's Common Stock or related options, warrants or other rights to purchase such Common Stock issued on or after the Closing Date to employees, officers and directors of and consultants to the Company, pursuant to arrangements approved by the Board of Directors of the Company, (iv) stock issued pursuant to any rights, agreements or convertible securities, including without limitation options and warrants, provided that (A) such rights, agreements or convertible securities were outstanding prior to the date of this Agreement or (B) the rights of first refusal established by this paragraph 5O applied with respect to the initial sale or grant by the Company of such rights, agreements or convertible securities, (v) stock issued in connection with any stock split, stock dividend or recapitalization by the Company, (vi) securities issued in connection with an equipment lease or other similar transaction which is approved by the Board of Directors of the Company or (vii) securities issued pursuant to the Securities Purchase Agreement.

          (c) In the event the Company proposes to undertake an issuance of New Securities, it shall give each Warrant Investor written notice of its intention, describing the amount and type of New Securities, and the price and terms upon which the Company proposes to issue the same. Each Warrant Investor shall have ten (10) Business Days from the date of receipt of any such notice to agree to purchase up to its respective Pro Rata Share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased.

          (d) In the event all of the New Securities are not elected to be purchased by Warrant Investors within ten (10) Business Days after the notice pursuant to clause (c) above, the Company shall have ninety (90) days thereafter to sell the New Securities not elected to be purchased by Warrant Investors at the price and upon the terms no more favorable to the purchasers of such securities than specified in the Company's notice. In the event the Company has not sold the New Securities within said ninety
     (90) day period, the Company shall not thereafter issue or sell any New Securities without first offering such securities in the manner provided above.

     P.   Company's Right of First Refusal.
          --------------------------------

          (a) In the event any Warrant Investor proposes to sell or transfer any Warrant Securities prior to the consummation of an Initial Public Offering, it shall give the Company written notice of its intention, describing the number of Warrants and/or other Warrant Securities and the price and other material terms upon which such Warrant Investor proposes to sell or transfer such Warrant Securities; provided, however, that the sale on transfer of Warrants and/or other Warrant Securities in an aggregate amount equal to or less than 10% of the Warrant Shares and Additional Warrant Shares issued or issuable to such Warrant Investor shall not be subject to this paragraph 5P. The Company shall have ten (10) Business Days from the date of receipt of any such notice to agree to purchase all, but not less than all, of such Warrant Securities for the price and upon the terms specified in the notice by giving written notice to the Investor.

          (b) In the event the Company fails to elect to so purchase all of such Warrant Securities within ten (10) Business Days after the notice pursuant to clause (a) above, the Warrant Investor shall have ninety (90) days thereafter to sell such Warrant Securities at the price and upon the terms no more favorable to the purchaser of such Warrant Securities than specified in the Warrant Investor's notice. In the event the Warrant Investor has not sold such Warrant Securities within said ninety (90) day period, such Warrant Investor shall not thereafter sell or transfer any Warrant Securities without first offering such securities in the manner provided above.

6.   NEGATIVE COVENANTS.
     -------------------

     All covenants contained herein shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that such action or condition would be permitted by an exception to, or otherwise be within the limitations of, another covenant shall not avoid the occurrence of a breach if such action is taken or condition exists. The provisions of this Section 6 are for the benefit of the Investors so long as they hold any of the Securities or other Warrant Securities and for the benefit of each other holder of Securities or other Warrant Securities, provided that Section 6A shall cease to be applicable to any such other holder from and after the date on which both of the following occur: (i) the redemption or other retirement of all of the Series A Preferred Stock and (ii) the consummation of a Qualifying Public Offering.

     A.   Limitation on Transaction with Affiliates.  After the Closing, the
          -----------------------------------------
Company will not, and will not permit any of its Restricted Subsidiaries to, directly or indirectly, enter into any transaction including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service, with any Affiliate, unless such transaction (including any investments, loans or advances by or to any Affiliate) is conducted in good faith, the terms of which are fair and reasonable to the Company. For the purposes of this section 6A, any transaction in excess of $250,000 or any series of transactions in excess of $1,000,000 in the aggregate shall be approved by a majority of the Board of Directors, including a majority of the disinterested directors.

     B.   Registration Rights.  The Company will not hereafter, so long as the
          -------------------
Registration Rights Agreement is in effect, enter into any agreement with respect to its securities any provision of which is inconsistent with or more favorable than the rights granted to the Investors in the Registration Rights Agreement.

     C.   Offering of Securities.  The Company will not, directly or indirectly,
          ----------------------
take any action which would subject the issuance or sale of any of the Securities to the provisions of Section 5 of the Securities Act or violate the provisions of any securities or "blue sky" law of any applicable jurisdiction.

     D.   Registration Exceptions.  The Company will not take any action
          -----------------------
hereafter that could cause the loss of the exemptions from the registration requirements of the Securities Act for the sale and issuance of the Securities and the issuance of the Warrant Shares.

7.   REMEDIES.
     ---------

     Without limiting the rights of the Investors to pursue all other legal and equitable rights available to them for the Company's failure to perform any of its obligations under this Agreement, the Related Documents or the Certificate of Incorporation of the Company, the parties hereto acknowledge and agree that, while such Investor will be entitled to recover damages and to exercise all other rights granted by law, the remedy at law for any failure by the Company to perform any of such obligations may be inadequate and that the Investors may be entitled to specific performance, injunctive relief or other equitable remedies in the event of any such failure. No remedy conferred in this Agreement upon the Investors or any other holder of any Security is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or in equity or by statute or otherwise.

8.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     ----------------------------------------------

     The Company represents and warrants to each Investor that:

     A.   Organization, Qualification and Authority.  The Company and each of
          -----------------------------------------
its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is duly qualified to do business as a foreign corporation and in good standing in each jurisdiction in which the character of its properties or the nature of its business makes such qualification necessary, except where the failure to so qualify would not have a Material Adverse Effect. The Company and each of its Subsidiaries has the corporate power to own its properties and to carry on its business as now being conducted. The Company has all requisite corporate power and authority to enter into each of the Related Documents, to issue and sell the Securities hereunder and the Warrant Shares, and has the requisite corporate power and authority to carry out the transactions contemplated hereby and thereby to be performed by it, and the execution, delivery and performance hereof and thereof have been duly authorized by all necessary corporate action. This Agreement constitutes, and each other agreement (including the Related Documents) or instrument (including the Securities) executed and delivered by the Company pursuant hereto or thereto or in connection herewith or therewith will constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws or by the application of principles of equity.

     B.   Financial Statements. The Company has furnished the Investors with (a)
          --------------------
its audited consolidated balance sheets for the year ended December 31, 1997, and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended (collectively, the "Financial Statements")
                                                       --------------------
and (b) its unaudited consolidated balance sheet as of March 31, 1998, and the related consolidated statements of operations, stockholders' equity and cash flows for the quarter then ended (collectively, the "Interim Financials").
                                                     ------------------
Except as set forth on Schedule 8B, the Financial Statements and the Interim Financials (including any related schedules and notes) have been prepared in accordance with GAAP consistently applied throughout the period or periods in question and show all material liabilities, direct or contingent, required to be shown in accordance with GAAP consistently applied throughout the period or periods in question and fairly present, in all material respects, the financial condition of the Company for the periods indicated therein, except for normal audit adjustments and the omission of footnotes in the case of the Interim Financials. There has been no material adverse change in the business, condition (financial or other), assets, properties, rights, operations or prospects of the Company or its Subsidiaries since the date of the balance sheet included in the Financial Statements.

     C.   Capital Stock and Related Matters.  As of the Closing Date, and after
          ---------------------------------
giving effect to the transactions contemplated hereby and pursuant to the Related Documents, (i) the authorized capital stock of the Company will consist of a total of 101,000,000 shares as follows: (a) 100,000,000 shares of Common Stock, of which 19,229,577 shares are issued and outstanding after giving effect to the closing under the Securities Purchase Agreement, the ownership and the consideration paid for which is set forth on Schedule 8C and (1) 4,383,333 shares of which are reserved for the exercise of options or warrants to purchase such shares issued or issuable to officers, directors, consultants, independent contractors and employees of the Company and its Subsidiaries and other providers of services to the Company and its Subsidiaries and (2) 2,715,000 shares of which are reserved for issuance upon exercise of the Warrants and other warrants, after giving effect to the Closing; and (b) 1,000,000 shares of preferred stock, par value $.01, of which 5,000 shares are designated Series A Preferred Stock, all of which are issued and outstanding as of the Closing Date after giving effect to the Closing; (ii) all issued and outstanding shares shall have been duly and validly issued, fully paid and non-assessable; (iii) no shares of capital stock of the Company will be owned or held by or for the account of the Company or any of its Subsidiaries; (iv) except as set forth on Schedule 8C, neither the Company nor any of its Subsidiaries will have outstanding any securities convertible into or exchangeable for any shares of capital stock or any rights (either preemptive or other) to subscribe for or to purchase, or any options for the purchase of, or any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any other character relating to the issuance of, any capital stock, or any stock or securities convertible into or exchangeable for any capital stock; (v) except as set forth on Schedule 8C, neither the Company nor any of its Subsidiaries will be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or warrants or options to purchase shares of its capital stock; (vi) except as set forth on
Schedule 8C, neither the Company nor any of its Subsidiaries is a party to any agreement (other than this Agreement, the Securities Purchase Agreement and the Securityholders Agreement) restricting the transfer of any shares of its capital stock; and (vii) neither the Company nor any of its Subsidiaries will have filed or be required to file, pursuant to Section 12 of the Exchange Act, a registration statement relating to any class of debt or equity securities as of the date hereof. Upon the Closing, and after giving effect the issuance of 2,500,000 Warrant Shares upon exercise of the Warrants, such Warrant Shares will constitute 10.41% of the Fully Diluted Outstanding Shares.

     D.   Actions Pending.  Except as set forth in Schedule 8D, there is no
          ---------------
action, suit, investigation or proceeding pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any of their properties or rights, by or before any court, arbitrator or administrative or governmental body, which if adversely decided, could have a Material Adverse Effect.

     E.   Outstanding Debt; Defaults.  Neither the Company nor any of its
          --------------------------
Subsidiaries (i) has outstanding Indebtedness, except as set forth on Schedule 8E, and there exist no material defaults under the provisions of any instrument evidencing such Indebtedness or of any agreement relating thereto, (ii) is in default under its Certificate of Incorporation (as amended to date) or By-laws,
(iii) is in violation of or in default under or with respect to any indenture, mortgage, lease or any other contract or agreement to which it is a party or by which it or any of its property is bound or affected in any respect which could have a Material Adverse Effect, and there exists no condition, event or act which constitutes, or which after notice, lapse of time, or both, would constitute, such a violation or default under the foregoing, (iv) has any material debts, liabilities, obligations (whether absolute, accrued, contingent or otherwise) of any nature whatsoever other than (A) liabilities appearing on the Financial Statements, (B) liabilities incurred in the ordinary course of business since December 31, 1997, and (C) liabilities under contracts to which the Company or any of its Subsidiaries is a party and which are listed on
Schedule 8E hereto or which have an obligation thereunder of less than $100,000 and which were entered into in the ordinary course of business or (D) liabilities described on the other schedules hereto or (v) is in material default with respect to any order, writ, injunction or decree of any court or Governmental Authority, and there exists no condition, event or act which constitutes, or which after notice, lapse of time, or both, would constitute, such a violation or default under any of the foregoing.

     F.   Title to Properties.  Each of the Company and its Subsidiaries has (i)
          -------------------
indefeasible, sufficient and legal title to its real property (other than real properties which it leases from others), subject to no Lien of any kind except as set forth on Schedule 8F and (ii) good title to all of its other properties and assets (other than properties and assets which it leases from others), subject to no Lien of any kind except as set forth on Schedule 8F. Each of the Company and its Subsidiaries enjoys peaceful and undisturbed possession under all leases necessary in any material respect for the operation of its properties and assets and all such leases are valid and subsisting and in full force and effect.

     G.   Taxes.  Each of the Company and its Subsidiaries has filed all
          -----
Federal, state and other income tax returns which are required to be filed, and each has paid all taxes as shown on said returns and on all assessments received by it to the extent that such taxes have become due, or except such as any of the foregoing are being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP; and no tax lien has been filed and no claim is being asserted with respect to any tax or other similar charge.

     H.   Conflicting Agreements.  Neither the execution or delivery of the
          ----------------------
Related Documents nor the offering, issuance and sale of the Securities, nor fulfillment of or compliance with the terms and provisions hereof, will conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of, or result in the creation of any Lien upon any of the properties or assets of the Company or any of its Subsidiaries pursuant to (i) the Certificate of Incorporation (as amended to date) or By-laws of the Company or any of its Subsidiaries, or (ii) any award of any arbitrator or any agreement (including any agreement with stockholders), instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its Subsidiaries is subject. Except as set forth on
Schedule 8H, neither the Company nor any of its Subsidiaries is a party to, or otherwise subject to any provision contained in, any instrument evidencing Indebtedness of the Company or any of its Subsidiaries, any agreement relating thereto or any other contract or agreement (including its Certificate of Incorporation (as amended to date) and By-laws) which limits the amount of, or otherwise imposes restrictions on the incurring of, redeemable preferred stock of the type to be evidenced by the Series A Preferred Stock, or contains dividend or redemption limitations on any capital stock of the Company or any of its Subsidiaries, except for the Related Documents.

     I.   Offering of Securities.  The offer, sale and issuance of the
          ----------------------
Securities pursuant to this Agreement do not require registration of such securities under the Securities Act or registration or qualification under any applicable state "blue sky" or securities laws (or if so required, has been so registered or qualified). The Company has not taken any action which would subject the issuance or sale of any of the Securities or the Common Stock to the provisions of Section 5 of the Securities Act or violate the provisions of any securities or "blue sky" law of any applicable jurisdiction.

     J.   Broker's or Finder's Commissions.  Except for Donaldson, Lufkin &
          --------------------------------
Jenrette Securities Corporation, no broker's or finder's fee or commission will be payable by the Company or any of its Subsidiaries with respect to the issuance and sale of the Securities or the transactions contemplated hereby or under the Related Documents. The fee of Donaldson, Lufkin & Jenrette Securities Corporation will be paid by the Company.

     K.   Federal Reserve Regulations.  Neither the Company nor any of its
          ---------------------------
Subsidiaries owns or has any present intention of acquiring, any "margin stock" as defined in Regulation U of the Board of Governors of the Federal Reserve System (herein called a "margin stock"). None of the proceeds resulting from the
                         ------------
sale of the Senior Subordinated Notes will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of Regulation U. Neither the Company nor any of its Subsidiaries nor any agent acting on its behalf has taken or will take any action which might cause the Securities Purchase Agreement or the Senior Subordinated Notes to violate Regulation U, Regulation T, Regulation X or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Exchange Act, in each case as in effect now or as the same may hereafter be in effect.

     L.   Environmental Matters.  (i) The Company and each of its Subsidiaries
          ---------------------
has obtained and is in compliance with all licenses, permits and other authorizations required under all Environmental Laws, with the exceptions of instances that will not in the aggregate result in any Material Adverse Effect.

          1. Neither the Company nor any of its Subsidiaries has received written notice of any failure to comply with, nor has any such notice been issued that has not been fully satisfied so as to bring the subject property into full compliance with, all Environmental Laws.

          2. All licenses, permits or registrations (or any extensions thereof) required under any Environmental Law for the business of the Company or any of its Subsidiaries have been obtained and the Company and its Subsidiaries, as the case may be, will be in compliance therewith, except in such instances as will not in the aggregate result in a Material Adverse Effect.

          3. Neither the Company nor any of its Subsidiaries is in noncompliance with, breach of or default under any applicable writ, order, judgment, injunction or decree where such noncompliance, breach or default would materially and adversely affect the ability of the Company or any of its Subsidiaries to operate any real property owned or leased by them and no event has occurred and is continuing that, with the passage of time or the giving of notice or both, would constitute such noncompliance, breach or default thereunder.

          4. No Hazardous Substance has been Released (as such term is defined in CERCLA) (and no oral or written notification of such Release has been filed) (whether or not in a reportable or threshold planning quantity) at, on or under any property owned or leased by the Company or any of its Subsidiaries, or to be acquired or leased by the Company or any of its Subsidiaries, during the period of the Company's or any of its Subsidiaries' ownership or lease of such property, or at any time previous to such ownership or lease, under conditions that require remedial action under applicable Environmental Laws. Neither the Company nor any of its Subsidiaries has, directly or indirectly, transported or arranged for the transportation of any Hazardous Substances to any site listed, or proposed for listing, on the National Priorities List promulgated pursuant to CERCLA, on CERCLIS (as defined in CERCLA) or on any similar Federal, state or foreign list of sites requiring investigation or cleanup. Neither the Company nor any of its Subsidiaries is aware of any event, condition or circumstance involving environmental pollution or contamination, or employee safety or health relating to the use or handling of, or exposure to, Hazardous Substances, that could result in a Material Adverse Effect.

     M.   ERISA.  None of the Company, any Subsidiary or any ERISA Affiliate
          -----
maintains or has an obligation to contribute to any Pension Plan or any Multiemployer Pension Plan. None of the Company, any Subsidiary or any ERISA Affiliate has incurred any liability to the PBGC (other than annual premiums due to the PBGC), a Pension Plan under Title IV of ERISA or a Multiemployer Pension Plan under Title IV of ERISA. The execution and delivery by the Company of this Agreement and the purchase and delivery of the Securities will not involve any prohibited transaction within the meaning of ERISA or Section 4975 of the Code. The Company has delivered to the Investors a complete list and accurate description of each Pension Plan and each other employee benefit plan covered by ERISA maintained or contributed to by the Company, any Subsidiary and any ERISA Affiliate.

     N.   Possession of Franchises, Licenses, etc.  The Company and each of its
          ---------------------------------------
Subsidiaries possesses all franchises, certificates, licenses, permits and other authorizations from governmental political subdivisions or regulatory authorities, that are necessary for the ownership, maintenance and operation of its properties and assets, except where the failure to be in such compliance would not have a Material Adverse Effect, and the Company and each of its Subsidiaries is not in violation of any thereof in any material respect.

     O.   Patents, etc.  The Company and each of its Subsidiaries owns or has
          ------------
the right to use all material patents, trademarks, service marks, trade names, copyrights, industrial designs, licenses and other rights, free from non-customary burdensome restrictions, which are material to the operation of its business substantially as presently conducted. No product, process, method, substance, part or other material presently sold by or employed by the Company or any of its Subsidiaries in connection with their business infringes in any material respect any patent, trademark, service mark, trade name, copyright, industrial design, license or other right owned by any other Person. No claim or litigation is pending or, to the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries contesting their right to sell or use any such product, process, method, substance, part or other material which would prevent, inhibit or render obsolete in any material respect the production or sale of any products of, or substantially reduce the projected revenues of, the Company or any of its Subsidiaries, or otherwise have a Material Adverse Effect.

     P.   Holding Company and Investment Company Status.  Neither the Company
          ---------------------------------------------
nor any of its Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", or a "public utility", within the meaning of the Public Utility Holding Company Act of 1935, as amended, or a "public utility" within the meaning of the Federal Power Act, as amended. Neither the Company nor any of its Subsidiaries is an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or an "investment adviser" within the meaning of the Investment Advisers Act of 1940, as amended.

     Q.   Governmental Consents.  Neither the nature of the Company or any of
          ---------------------
its Subsidiaries nor any of their businesses or properties, nor any relationship between the Company or any of its Subsidiaries and any other Person, nor any circumstance in connection with the offer, issue, sale or delivery of the Securities being purchased by the Investors hereunder is such as to require on behalf of the Company or any of its Subsidiaries any consent, approval or other action by or any notice to or filing with any court or administrative or governmental body in connection with the execution, delivery and performance of this Agreement, the other Related Documents, the offer, issue, sale or delivery of the Securities being purchased hereunder, or fulfillment of or compliance with the terms and provisions hereof or the Securities being purchased hereunder, except for such filings or consents all of which have been heretofore made or obtained, or, with respect to filings, will be promptly and timely made hereafter.

     R.   Insurance Coverage.  The business and properties of the Company and
          ------------------
each of its Subsidiaries are insured for the benefit of the Company and each of its Subsidiaries in amounts deemed adequate by the Company's management against risks usually insured against by Persons operating businesses similar to those of the Company and each of its Subsidiaries in the localities where such properties are located.

     S.   Subsidiaries.  The Subsidiaries set forth on Schedule 8S hereto are
          ------------
the only Subsidiaries of the Company. All the outstanding shares of capital stock of such Subsidiaries have been validly issued and are fully paid and non-assessable and are owned by the Company free and clear of any Lien or claim. No such Subsidiary has outstanding capital stock or securities convertible into or exchangeable or exercisable for any shares of capital stock, nor does it have outstanding any rights to subscribe for or to purchase, any options for the purchase of, any agreements providing for the issuance (contingent or otherwise) of, or any calls, commitments or claims of any other character relating to the issuance of, any shares of capital stock or any securities convertible into or exchangeable or exercisable for any shares of capital stock.

     T.   Disclosure.  This Agreement and the other Related Documents, and the
          ----------
other documents, certificates and written statements furnished to the Investors by or on behalf of the Company in connection herewith or therewith (including, without limitation, that certain Private Placement Offering Memorandum of the Company dated December 1997 do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained herein and therein not misleading that have not been corrected or disclosed, as the case may be, in a written statement furnished subsequently to the Investors.

     U.   Related Party Transactions.  Except as described on Schedule 8U, no
          --------------------------
current or former stockholder, director, officer of the Company, nor any "Associate" (as defined in Rule 405 promulgated under the Securities Act) of any such Person, is presently, directly or indirectly through his affiliation with any other Person, a party to any transaction with the Company and any Subsidiary providing for the furnishing of services by or to, or rental of real or personal property from or to, or otherwise requiring cash payments to or by any such Person.

     V.   Registration Rights.  Except as contemplated by the Registration
          -------------------
Rights Agreement or as specified on Schedule 8V, no Person has the right to cause the Company or any of its Subsidiaries to effect the registration under the Securities Act of any shares of Common Stock or any other securities (including debt securities) of the Company or any of its Subsidiaries.

     W.   Absence of Foreign or Enemy Status.  Neither the Company nor any of
          ----------------------------------
its Subsidiaries is (i) a "national" of a foreign country designated in Executive Order No. 8389, as amended, or of any "designated enemy country" as defined in Executive Order No. 9193, as amended, of the President of the United States of America within the meaning of said Executive Orders, as amended, or of any regulation issued thereunder, or a "national" of any "designated foreign country" within the meaning of the Foreign Assets Control regulations, 31 CFR,
Part 500, as amended, or of the Cuban Assets Control Regulations, 31 CFR, Part 515, as amended, of the United States Treasury Department, or (ii) an "Iranian entity" or a "person subject to the jurisdiction of the United States" in which an "Iranian entity" has any "interest" within the meaning of the Iranian Assets Control Regulations, 31 CFR, Part 535, as amended.

     X.   Agreements with Affiliates.  Except as set forth on Schedule 8X or 8U,
          --------------------------
neither the Company nor any of its Subsidiaries is a party to any contract or agreement with, or any other commitment to, an Affiliate of the Company or any of its Subsidiaries.

     Y.   Employees.  The Company does not have any collective bargaining
          ---------
agreements with any of its employees, and no labor union organizing activity is pending or threatened with respect to the Company. To the Company's knowledge, no employee is obligated under any agreement or judgment that would conflict with such employee's obligation to use his or her reasonable best efforts to promote the interests of the Company or that would conflict with the Company's business as currently conducted or proposed to be conducted. To the Company's knowledge, no employee is in violation of any term of any employment agreement, proprietary information agreement, noncompetition agreement or any other agreement relating to such employee's relationship with any previous employer. To the Company's knowledge, neither the execution nor delivery of this Agreement or any of the Related Documents nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company is not a party to or bound by any currently effective employment contract, deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement.

     Z.   Year 2000.  None of the custom-made software or hardware designed or
          ---------
purchased or licensed by the Company or any of its Subsidiaries from third parties and, to the knowledge of the Company, none of the commercially available software used by the Company or any of its Subsidiaries in the course of the operation or management of, or the compiling, reporting or generation of data relating to, its business contains any deficiency (i) in the ability of such software or hardware to identify correctly or perform calculations or other processing with respect to dates after December 31, 1999 or (ii) that would cause such software or hardware to be fit no longer for the purpose for which it was intended by reason of the changing of the date form

1999 to 2000, in each case that would be reasonably expected to result in a Material Adverse Effect.

     AA.  Validity of Stock.  The Securities, when issued, sold and delivered in
          -----------------
accordance with the terms of this Agreement, will be duly and validly issued, fully paid, non-assessable and free and clear of all liens, charges, claims and encumbrances whatsoever and will be issued free of any preemptive rights (contractual or otherwise). The Warrant Shares have been duly and validly reserved and, upon issuance in accordance with the exercise provisions of the Certificate of Warrants, will be duly and validly issued, fully paid, non-assessable and free and clear of all liens, charges, claims and encumbrances whatsoever and will be issued free of any preemptive rights (contractual or otherwise).

9.   REPRESENTATIONS AND WARRANTIES OF THE INVESTORS.
     ------------------------------------------------

     Each Investor represents and warrants that it is acquiring the Securities to be purchased by it hereunder for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof in violation of the Securities Act; provided, however, that
                                                         --------  -------
nothing herein contained shall prevent the Investors from selling or transferring any Securities or Warrant Shares in any transaction that, in the opinion of their special counsel, is exempt from the registration provisions of the Securities Act and applicable state securities laws. It is agreed that the Company will include a customary legend on each of the Securities referring to the absence of registration of the Securities and to limitations on resale thereof; and the Investors understand that they may be required to maintain their investment in the Securities for an indefinite period and that the Securities will not be readily marketable except under "private placement" procedures; and the Company may require an opinion of counsel to be delivered as a condition to any transfer not effected in accordance with Rule 144 under the Securities Act (including paragraph (k) thereof); provided that, in connection with any such opinion requested by the Company, the Company shall pay the reasonable fees and expenses of counsel to the Investors in an aggregate amount not to exceed $10,000. Notwithstanding the foregoing, the Company shall not unreasonably require an opinion of counsel if such transfer is (i) to any Person Affiliated or associated (as defined in the Exchange Act, and the rules and regulations thereunder) with Donaldson, Lufkin & Jenrette Securities Corporation or (ii) to any employee of Donaldson, Lufkin & Jenrette Securities Corporation or its Affiliates; provided, that the transferee referred to in (i) and (ii) shall deliver to the Company a certificate stating that such transferee is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act and is capable of evaluating the risks and merits of acquiring the Securities and/or Warrants and is acquiring the Securities and/or Warrants for its own account for investment only and not with a view to distribution. In addition, each Investor represents and warrants that it (a) has full power and authority to enter into and perform its obligations under this Agreement and that this Agreement has been duly authorized, executed and delivered by a Person authorized to do so, (b) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Securities, (c) is able to bear the complete loss of its investment in the Securities and (d) has had the opportunity to ask questions of, and receive answers from, the Company and its management concerning the terms and conditions of the offering of the Securities and to obtain additional information. In addition, each Investor represents and warrants that it is an "accredited investor" as defined in Rule 501 of the General Rules and Regulations under the Securities Act.

10.  DEFINITIONS.
     ------------

     For the purpose of this Agreement, and in addition to terms defined elsewhere in this Agreement, the following terms shall have the following meanings. In addition, all terms of an accounting character not specifically defined herein shall have the meanings assigned thereto by GAAP.

     "Acceptable Controlling Person" shall mean any of Orchard/JFAX Investors,
      -----------------------------
L.L.C. or any other entity controlled by Richard Ressler.

     "Additional Warrant Shares" shall have the meaning set forth in paragraph
      -------------------------
4A.

     "Affiliate" shall mean, with respect to any Person, a Person directly or
      ---------
indirectly controlling, controlled by, or under direct or indirect common control with, such Person. A Person shall be deemed to control a corporation if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such corporation, whether through the ownership of voting securities, by contract or otherwise. For purposes of this Agreement, the Investors shall not be deemed to be Affiliates of the Company or any of its Subsidiaries.

     "Business Day" shall mean any day which is not a Saturday, Sunday or day on
      ------------
which banks are authorized by law to close in the State of New York.

     "Capital Lease" shall mean any lease of any Property (whether real,
      -------------
personal, or mixed) that, in conformity with GAAP, is accounted for as a capital lease on the balance sheet of the lessee.

     "Capitalized Lease Obligations" of any Person means all obligations of such
      -----------------------------
Person, as lessee, under leases which should, in accordance with GAAP, be recorded as Capital Leases.

     "CERCLA" shall mean the Comprehensive Environmental Response, Compensation,
      ------
and Liability Act of 1980, as amended (42 U.S.C. (S)(S) 9601 et seq.), and any
                                                             ------
regulations promulgated thereunder.

     "Change of Control" shall mean the occurrence of any of the following:
      -----------------

     (a) the acquisition or holding by

               (i) any person (as such term is used in section 13(d) and section 14(d)(2) of the Exchange Act as in effect on the Closing Date) other than an Acceptable Controlling Person or the Investors, or

              (ii) related Persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the Closing Date) other than related Acceptable Controlling Persons or Investors constituting such a group, of legal and/or beneficial ownership of more than 35% of the Common Stock or any securities convertible into more than 35% of the Common Stock of the Company outstanding at such time if at such time the owners of Common Stock on the Closing Date, the Investors and the investors under the Securities Purchase Agreement beneficially own in the aggregate less than a majority of the Common Stock or any securities convertible into less than a majority of the Common Stock of the Company (excluding for such purpose persons who own shares through any employee benefit plan of the Company in connection therewith);

     (b) all or substantially all of the assets of the Company are sold or otherwise transferred, in a single transaction or in a series of related transactions, to any other Person;

     (c) any merger, consolidation or other similar transaction of, or in respect of, the Company which results in the failure by the owners of Common Stock on the Closing Date, the Investors and the investors under the Securities Purchase Agreement to, directly or indirectly in the aggregate, maintain beneficial ownership and voting control of at least fifty percent (50%) of the outstanding common sock of the surviving entity in such merger, consolidation or similar transaction; or

     (d) any liquidation or dissolution of the Company, or action taken by the Board of Directors of the Company to authorize any such liquidation or dissolution.

     Notwithstanding the foregoing, any transaction permitted under paragraph 7E of the Securities Purchase Agreement shall not constitute a "Change of Control." Any sale of assets of the Company (or any of its Subsidiaries) which generated 2/3 or more of the revenues of the Company (on a consolidated basis) during the immediately preceding fiscal year shall constitute a "Change of Control".

     "Change of Control Event" shall mean the earlier of the occurrence of a
      -----------------------
Change of Control or the Company acquiring knowledge of a pending Change of Control.

     "Closing" shall have the meaning specified in paragraph 2B.
      -------

     "Closing Date" shall have the meaning specified in paragraph 2B.
      ------------

     "Code" shall mean the Internal Revenue Code of 1986, as amended.
      ----

     "Commission" shall mean the United States Securities and Exchange
      ----------
Commission.

     "Common Stock" shall mean the shares of Common Stock, par value $.01 per
      ------------
share, of the Company.

     "Company" shall have the meaning specified in the preamble.
      -------

     "Environmental Laws" shall mean all applicable laws, regulations, orders,
      ------------------
notices and other requirements of Governmental Authorities relating to public health and safety, pollution or to the protection of the environment.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and the regulations promulgated and rulings issued thereunder.

     "ERISA Affiliate" shall mean each trade or business (whether or not
      ---------------
incorporated) which together with the Company or a Subsidiary would be deemed to be a "single employer" within the meaning of Section 4001 of ERISA.

     "Exchange Act" shall mean the United States Securities Exchange Act of
      ------------
1934, as amended.

     "Exchange Act Registration Statement" shall have the meaning specified in
      -----------------------------------
paragraph 5J.

     "Exit Closing" shall have the meaning set forth in paragraph 4D.
      ------------

     "Fair Market Value" shall mean either (i) the Market Price, if applicable,
      -----------------
of the Common Stock or (ii) if no Market Price exists, the value (which shall not take into effect any minority discounts) of the Common Stock as determined by a nationally recognized investment banking firm or accounting firm designated by the Investors and reasonably acceptable to the Company; provided that if the parties cannot agree on such a firm, each party shall choose a nationally recognized investment banking firm, which shall choose a third nationally recognized firm and that third firm shall determine the Fair Market Value, which determination shall be final and binding. The cost relating to retaining any such firm(s) pursuant to this Agreement or the other Related Documents shall be borne by the Company.

     "Fully Diluted Outstanding Shares" shall mean, when used with reference to
      --------------------------------
Common Stock on any date of determination, all shares of Common Stock or any other capital stock of the Company Outstanding at such date, including all shares of Common Stock or any other capital stock of the Company issuable upon exercise or conversion of any outstanding warrants, options or convertible securities that are then "in the money" (excluding that portion of the warrants of American Online, Inc. that are performance based).

     "GAAP" shall mean generally accepted accounting principles set forth in the
      ----
opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession in the United States, which are applicable to the circumstances as of the date of determination.

     "Governmental Authority" shall mean any governmental agency, authority,
      ----------------------
instrumentality or regulatory body, other than a court or other tribunal, in each case whether federal, state, local or foreign.

     "Hazardous Substances" shall mean any hazardous substance, hazardous waste,
      --------------------
contaminant, pollutant or toxic substance (as such terms are defined in any applicable Environmental Law).

     "Indebtedness" shall mean (without duplication), for any Person, (a)
      ------------
indebtedness of such Person for borrowed money or arising out of any extension of credit to or for the account of such Person (including, without limitation, extensions of credit in the form of reimbursement or payment obligations of such Person relating to letters of credit issued for the account of such Person) or for the deferred purchase price of property or services, except indebtedness which is owing to trade creditors in the ordinary course of business and which is due within ninety (90) days after the original invoice date; (b) indebtedness of the kind described in clause (a) of this definition which is secured by (or for which the holder of such Indebtedness has any existing right, contingent or otherwise, to be secured by) any Lien upon or in Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness or obligations; (c) Capitalized Lease Obligations of such Person; (d) obligations under direct or indirect Guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred in clauses (a) through (c) above, including without limitation, (i) any endorsement not for collection in the ordinary course of business or discount with recourse or undertaking substantially equivalent to or having economic effect similar to a guaranty in respect of any such Indebtedness; (ii) any agreement (1) to purchase, or to advance or supply funds for the payment or purchase of, any such Indebtedness, (2) to purchase, sell, or lease property, products, materials, supplies, transportation, or services, in order to enable such Person to pay any such Indebtedness or to assure the owner thereof against loss regardless of the delivery or non-delivery of the property, products, materials, supplies, transportation, or services or (3) to make any loan, advance, or capital contribution to, or other investment in, or to otherwise provide funds to or for, such other Person in order to enable such Person to satisfy any obligation (including any liability for a dividend, stock liquidation payment or expense) or to assure a minimum equity, working capital, or other balance sheet condition in respect of any such obligation; and (iii) obligations under surety, appeal, or custom bonds; and (e) liabilities in respect of unfunded vested benefits under plans covered by Title IV of ERISA.

     "Indemnitee" shall mean the Investors and each holder from time to time of
      ----------
the Securities and each of their respective directors, officers, employees, agents, partners and Affiliates.

     "Initial Public Offering" shall mean the closing of the Company's initial
      -----------------------
public offering of its Common Stock pursuant to a registration statement declared effective under the Securities Act, except that an Initial Public Offering shall not include an offering made solely in connection with a business acquisition or an employee benefit plan.

     "Interim Financials" shall have the meaning set forth in paragraph 8B.
      ------------------

     "Investor Parties" shall have the meaning set forth in paragraph 5K.
      ----------------

     "Investors" shall have the meaning set forth in the preamble.
      ---------

     "Lien" shall mean any mortgage, pledge, security interest, encumbrance,
      ----
lien or charge of any kind, including, without limitation, any agreement to give any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature thereof and the filing of or agreement to file any financing statement under the Uniform Commercial Code of any jurisdiction.

     "Margin stock" shall have the meaning set forth in paragraph 8K.
      ------------

     "Market Price" of any security shall mean the value determined in
      ------------
accordance with the following provisions:

          (i) if such security is listed on a national securities exchange registered under the Exchange Act, a price equal to the average of the closing sales prices for such security on such exchange for each day during the 20 consecutive trading days immediately preceding the measurement date; and

          (ii) if not so listed, and such security is quoted on Nasdaq, a price equal to the average of the average of the closing bid and asked prices for such security quoted on such system each day during the 20 consecutive trading days immediately preceding the measurement date.

     "Material Adverse Effect" shall mean (i) a material adverse effect on the
      -----------------------
business, condition or prospects (financial or other), assets, properties, rights or operations of the Company and its Subsidiaries taken as a whole or
(ii) any effect which could materially adversely affect the ability of the Company or its Subsidiaries to perform their respective obligations under any of the Related Documents.

     "Multiemployer Pension Plan" shall mean any multiemployer plan, as defined
      --------------------------
in Section 4001 of ERISA and subject to Title IV of ERISA, which the Company, any Subsidiary or any ERISA Affiliate has an obligation to make contributions (or has had an obligation to make contributions during the five calendar years preceding the Closing) for the employees of the Company, any of its Subsidiaries, or any ERISA Affiliates.

     "Nasdaq" shall mean the Nasdaq Stock Market's National Market or Smallcap
      ------
Market of the National Association of Securities Dealers.

     "Notice of Change of Control Event" shall have the meaning set forth in
      ---------------------------------
paragraph 4B.

     "Officer's Certificate" of a Person shall mean a certificate of the
      ---------------------
President, one of the Vice Presidents, the Chief Financial Officer or the Treasurer or Controller of such Person.

     "Outstanding" shall mean, when used with reference to Common Stock, at any
      -----------
date as of which the number of shares thereof is to be determined, all issued and outstanding shares of Common Stock.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation established
      ----
pursuant to Section 4002 of ERISA, or any successor entity thereto.

     "Pension Plan" shall mean any single-employer plan, as defined in Section
      ------------
4001 of ERISA and subject to Title IV of ERISA, which is maintained or contributed to (or previously maintained or contributed to during the five calendar years preceding the Closing) for employees of the Company, any of its Subsidiaries or any ERISA Affiliates.

     "Person" shall mean and include an individual, partnership, corporation
      ------
(including a business trust), a limited liability company, joint stock company, trust, unincorporated association, joint venture, or other entity, or a government, or any political subdivision or agency of any of the foregoing.

     "Property" shall mean any interest or right in any kind of property or
      --------
asset, whether real, personal or mixed, owned or leased, tangible or intangible, and whether now held or hereafter acquired.

     "Qualifying Public Offering" shall mean the sale by one or more Persons in
      --------------------------
one or more underwritten offerings registered under the Securities Act of any Common Stock of the Company (or its successor) which results in aggregate net proceeds from such sales (after underwriters' discounts and selling commissions) to the Company greater than or equal to $20,000,000.

     "Registration Rights Agreement" shall mean the Registration Rights
      -----------------------------
Agreement between the Company and the Investors in the form of Exhibit D attached hereto.

     "Related Documents" shall mean this Agreement, the Certificate of
      -----------------
Designations, the Certificate of Warrants, the Securities Purchase Agreement, the Senior Subordinated Notes, the Securityholders Agreement and the Registration Rights Agreement.

     "Released" shall have the meaning set forth in paragraph 8L.
      --------

     "securities" shall mean "securities" as defined in Section 2(1) of the
      ----------
Securities Act and includes, with respect to any Person, such Person's capital stock or other equity interests or any options, warrants or other securities that are directly or indirectly convertible into, or exercisable or exchangeable for, such Person's capital stock or other equity interests.

     "Securities Purchase Agreement" shall mean the Senior Subordinated Notes
      -----------------------------
and Common Stock Purchase Agreement dated as of June 30, 1998 among the Company, the Guarantors and the investors therein.

     "Securities" shall have the meaning set forth in paragraph 1A.
      ----------

     "Securities Act" shall mean the United States Securities Act of 1933, as
      --------------
amended.

     "Securityholders Agreement" shall mean the Securityholders Agreement
      -------------------------
between the Company, certain shareholders thereof and the Investors in the form of Exhibit E hereto.

     "Senior Subordinated Notes" shall have the meaning ascribed to it in the
      -------------------------
Securities Purchase Agreement.

     "Series A Preferred Stock" shall have the meaning set forth in paragraph
      ------------------------
1A.

     "Subsidiary" as to any Person shall mean a corporation or other entity of
      ----------
which shares or similar stock having ordinary voting power to elect a majority of the board of directors or other managers of such corporation or entity are at the time owned, directly or indirectly, through one or more intermediaries, by such Person. Except as otherwise expressly indicated herein, references to Subsidiaries shall mean any Subsidiaries of the Company.

     "Warrants" shall have the meaning set forth in paragraph 1A.
      --------

     "Warrant Securities" shall have the meaning set forth in paragraph 4A.
      ------------------

     "Warrant Shares" shall mean the shares of Common Stock issued or issuable
      --------------
upon exercise of the Warrants.

11.  MISCELLANEOUS.
     -------------- --

     A.   Expenses; Indemnification.  (a)     The Company agrees, whether or not
          -------------------------
the transactions hereby contemplated shall be consummated, to pay the Indemnitees all of their reasonable out-of-pocket expenses arising in connection with the transactions and other agreements and instruments contemplated by this Agreement, including reasonable fees, expenses and disbursement of counsel incurred in connection with the preparation and negotiation of this Agreement, and any other agreement or instrument to be executed and delivered in connection with this Agreement, any subsequent modification hereof or thereof or consent hereunder or thereunder (regardless of whether any such modifications or consent becomes effective) or the execution, delivery or acquisition of Securities, printing, reproduction and similar costs, and the reasonable cost and expenses, including reasonable attorneys' fees, incurred by any Indemnitee in enforcing any of its rights under any Related Document, including without limitation reasonable costs and expenses incurred in any bankruptcy case (including reasonable fees and expenses of the Indemnitee's counsel in connection with such bankruptcy case). The fees of counsel to the Investors incurred in connection with the preparation and negotiation of this Agreement shall be paid at the Closing.

     (b) The Company agrees to indemnify the Indemnitees and hold them harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind (including, without limitation, the reasonable fees and disbursements of the Indemnitees' counsel in connection with any investigative, administrative or judicial proceeding, whether or not the Indemnitees be designated a party thereto) which may be incurred by the Indemnitees (i) as a result of any breach of any representation, warranty or covenant of the Company contained in any Related Document or (ii) in connection with a claim, demand or other proceeding by the Company or any third party relating to or arising out of any Related Document (other than claims, demands or other proceedings among the Investors or their investment adviser), provided that no Indemnitee shall have the right to be indemnified hereunder for its own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. The obligations of the Company under this paragraph 11A shall survive the transfer of any Security, the redemption of all of the shares of the Series A Preferred Stock, the exercise of all of the Warrants and the issuance of all of the Warrant Shares. The indemnification required by this paragraph 11A shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liabilities are incurred.

     B.   Consent to Amendments.  This Agreement may be amended and the Company
          ---------------------
may take any action herein prohibited, or omit to perform any act herein required to be performed by it, or take action which by the express terms of this Agreement requires the consent of the Investors, only if the Company shall have obtained the prior written consent to such amendment, action or omission to act after the Closing Date of the holders of a majority in interest of the Series A Preferred Stock and a majority in interest of the Warrants. Each holder of any Security at the time or thereafter outstanding shall be bound by any consent authorized by this paragraph 11B, whether or not such Security shall have been marked to indicate such consent, but any Security issued thereafter shall contain a reference or bear a notation referring to any such consent. The Company shall promptly send copies of any amendment, waiver or consent (and any request for any such amendment, waiver or consent) relating to this Agreement or the Securities to each holder of the Securities and shall consult with such holders in connection with each such amendment, consent and waiver. No course of dealing between the Company or any Subsidiary and the holder of any Security nor any delay in exercising any rights hereunder or under any Security shall operate as a waiver of any rights of any holder of such Security. As used herein and in the Securities, the term "this Agreement" and references thereto shall mean this Agreement as it may, from time to time, be amended or supplemented. Any amendments to this Agreement shall also require the consent of the Company.

     C.   Form, Registration, Transfer and Exchange of Series A Preferred Stock
          ---------------------------------------------------------------------
and Warrants; Lost Series A Preferred Stock and Warrants.  The Securities are
--------------------------------------------------------
issuable as registered securities transferable by endorsement and delivery. The Company shall keep at its principal office a register in which the Company shall provide for the registration of the Securities. Upon surrender for registration of transfer of any registered Security at such office, the Company shall, at its expense, execute and deliver one or more replacement Securities of like tenor and of a like aggregate principal amount which replacement Securities shall be registered Securities. At the option of the holder of any Security such Security may be exchanged for other Securities of any authorized denominations, of a like tenor and of a like aggregate principal amount, upon surrender of the Security to be exchanged at the office of the Company. Whenever any Securities are so surrendered for exchange, the Company shall execute and deliver, at its expense, the Securities which the holder thereof making the exchange is entitled to receive. Every Security presented or surrendered for registration of transfer shall be duly endorsed, or be accompanied by a written instrument of transfer duly executed, by the holder of Security, or his attorney duly authorized in writing. Upon receipt of written notice from a holder or other evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Security held by a holder and, in the case of any such loss, theft or destruction, upon receipt of its unsecured indemnity agreement, or other indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such mutilated Security, the Company will make and deliver a replacement Security of like tenor, in lieu of such lost, stolen, destroyed or mutilated Security.

     D.   Provisions Applicable if any of the Securities are Sold.  The parties
          -------------------------------------------------------
acknowledge that, subject to compliance with the Related Documents and applicable securities laws, the Investors shall be free to transfer the Securities or Warrant Shares without restriction. In the event that the Investors should sell or otherwise transfer any of the Securities or Warrant Shares or any part thereof to any Person other than the Company, if any Security or Warrant Share shall have been transferred to another holder and such holder shall have designated in writing the address to which communications with respect to the Security or Warrant Share shall be mailed, all notices, certificates, requests, statements and other documents required to be delivered to the Investors by any provision hereof by reason of the holding of the transferred Security or Warrant Share shall also be delivered to such holder at such address.

     E.   Restrictive Legends.  Each Security shall bear the following (or
          -------------------
substantially equivalent) legend on the face or reverse side thereof:

     "The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws, and the securities may not be sold, transferred or otherwise disposed of in the absence of such registration or an exemption therefrom under said Act and such laws and the respective rules and regulations thereunder."

     In addition, the Securities shall bear at the time of issuance any legend required by the state securities or "blue sky" laws of any state in which a registered holder thereof is resident.

     F.   Persons Deemed Owners.  Prior to due presentment for registration of
          ---------------------
transfer, the Company may treat the Person in whose name any Security is registered as the owner and holder of such Security for the purpose of receiving payments in respect of such Security and for all other purposes whatsoever, and the Company shall not be affected by notice to the contrary.

     G.   Survival of Representations and Warranties.  All representations and
          ------------------------------------------
warranties contained herein or made in writing by or on behalf of any party to this Agreement in connection herewith shall survive the execution and delivery of this Agreement, regardless of any investigation made by the Investors or on their behalf.

     H.   Successors and Assigns.  Except as otherwise provided herein, all
          ----------------------
covenants and agreements in this Agreement contained by or on behalf of the parties hereto shall bind and inure to the benefit of the respective successors, transferees and assigns of the parties hereto whether so expressed or not and, for greater certainty, a purchaser of Securities from any holder of Securities, which transaction is effected prior to a Qualifying Public Offering or in a private transaction following a Qualifying Public Offering, will be entitled to the benefits of this Agreement and the Company shall be deemed to have received express notice in writing of any such assignment by a request for registration of Securities in the name of such a subsequent purchaser.

     I.   Notices.  All communications provided for hereunder shall be sent by
          -------
first class mail, overnight courier or by fax with hard copy by first class mail or overnight courier and, if to the Investors, addressed to the Investors in the manner in which its address appears on the signature page hereof, with a copy to David W. Ambrosia, Esq., at Winthrop, Stimson, Putnam & Roberts, New York, NY 10004, telecopy number (212) 858-1500, if to the Company, addressed to it at 10960 Wilshire Boulevard, 5/th/ Floor, Los Angeles, California 90024, telecopy number (310) 966-1651, with a copy to Sullivan & Cromwell, 1888 Century Park East, Los Angeles, California 90067, telecopy number (310) 712-8800, Attention:
Frank Golay, Esq., or to
such other address with respect to any party as such party shall notify the other in writing, and (unless otherwise specified herein) shall be deemed received 24 hours after it is sent if sent via facsimile (with receipt confirmed) or overnight courier; provided, however, that any such communication
                                 --------  -------
to the Company may also, at the option of the Investors, be either delivered to the Company at its address set forth above or to any executive officer of the Company.

     J.   Descriptive Headings.  The descriptive headings of the several
          --------------------
Sections and paragraphs of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     K.   GOVERNING LAW; CONSENT TO JURISDICTION.  THIS AGREEMENT IS BEING
          --------------------------------------
DELIVERED AND IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF SUCH STATE WITHOUT GIVING EFFECT TO THE CHOICE OF LAW OR CONFLICTS OF LAW PRINCIPLES THEREOF. THIS AGREEMENT IS EFFECTIVE ONLY WHEN DELIVERED AND ENTERED INTO BY THE INVESTORS IN NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS SET FORTH IN PARAGRAPH 11I, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE INVESTORS OR ANY HOLDER OF A SECURITY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

     L.   Delay Fees.  If the Closing shall not actually occur on any date on
          ----------
which the Closing is scheduled to occur, and the Company shall have failed to notify each Investor prior to 10:00 A.M. local time, in the place in which an Investor is located, on the day prior to such scheduled Closing that such Closing has been postponed, the Company shall pay to each Investor (as compensation for such Investor's loss of fund and administrative costs) an amount equal to interest on the purchase price for the Securities to have been purchased by each such Investor on such scheduled date at such Closing, at the rate per annum on the Senior Subordinated Notes as if the Senior Subordinated Notes had been issued on the scheduled date of Closing, for each day from and including such scheduled date of Closing to but not including the earlier of the date on which such Closing actually occurs or the date on which the amount to be paid by each such Investor as said purchase price is available to such Investor for reinvestment, but in any case not less than one day's interest; provided,
                                                                    --------
however, that the Company shall not owe any Investor any amount under this
-------
paragraph 11M if the Company has fulfilled all of its obligations under this Agreement and such Investor is not willing or able to fulfill its obligations on the scheduled date of Closing.

     M.   Allocation of Purchase Price.  The Company and the Investors hereby
          ----------------------------
acknowledge and agree that, for all income tax purposes, (i) the Series A Preferred Stock, together with the Warrants, constitute an investment unit and
(ii) the aggregate issue price of the investment units at Closing is $5,000,000, and such amount will be allocated between the Series A Preferred Stock and the Warrants based upon their relative fair market values in a manner consistent with Treasury Regulation Section 1.1273-2(h) and such allocation shall be determined within thirty days of the Closing Date by the Company in good faith with the approval of a majority in interest of the holders of the Series A Preferred Stock and the Warrants. The Company and the Investors further agree to be bound by such allocation for all income tax purposes, to prepare and file all income tax returns in a manner consistent with such allocation, and to take no position inconsistent with such allocation in any income tax return, any proceeding before any taxing authority or otherwise. In the event that such allocation is disputed by any authority, the party receiving such notice of such dispute shall promptly notify and consult with the other parties concerning resolution of such dispute.

     N.   Remedies.  In case any one or more of the covenants and/or agreements
          --------
set forth in this Agreement shall have been breached by the Company or any holder of Securities, the Company, or any holder of Securities (or any of them), as applicable, may proceed to protect and enforce its or their rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. Without limitation of the foregoing, the Company agrees that failure to comply with any of the covenants including, without limitation, those included in
Section 5 and those in respect of the Series A Preferred Stock and the Warrant Securities will cause irreparable harm and that specific performance shall be available in the event of any breach thereof. The Company, or a holder of Securities acting pursuant to this paragraph 11N, shall be indemnified against all liability, loss or damage, together with all reasonable costs and expenses related thereto (including reasonable legal and accounting fees and expenses) in accordance with paragraph 11A.

     O.   Entire Agreement.  This Agreement, the other Related Documents and the
          ----------------
other writings referred to herein or delivered pursuant hereto contain the entire agreement among the parties with respect to the subject matter hereof and supersede all prior and contemporaneous arrangements or understandings with respect thereto. This Agreement shall not constitute a valid and binding agreement, enforceable in accordance with its terms, until it has been executed and delivered by duly authorized representatives of each party hereto. No discussions regarding or exchange of drafts or comments in connection with the transactions contemplated herein shall constitute an agreement among the parties.

     P.   Severability.  Any provision of this Agreement that is prohibited or
          ------------
unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Q.   WAIVER OF TRIAL BY JURY.  THE COMPANY HEREBY KNOWINGLY, VOLUNTARILY
          -----------------------
AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT REFERRED TO HEREIN AND AGREES THAT ANY SUCH DISPUTE SHALL, AT THE OPTION OF ANY INVESTOR AS THE CASE MAY BE, BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

     R.   Counterparts.  This Agreement may be executed in counterparts, each of
          ------------
which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

     S.   Confidentiality.  For the purposes of this paragraph 11S,
          ---------------
"Confidential Information" means information delivered to any holder of
 ------------ -----------
Securities by or on behalf of the Company or any Subsidiary pursuant to this Agreement or any other Related Document that is proprietary in nature, provided that such term does not include information that (a) was publicly known or otherwise known to such holder prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such holder or any Person acting on such holder's behalf or (c) constitutes financial statements delivered to such holder under paragraph 5A that are otherwise publicly available. Such holder will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such holder in good faith to protect confidential information of third parties delivered to such holder, provide that such holder may deliver or disclose Confidential Information to (i) such holder's directors, officers, trustees, employees, agents, attorneys and Affiliates whose duties require them to hold confidential the Confidential Information substantially in accordance with the terms of this paragraph 11S, (ii) such holder's financial advisors and other professional advisors whose duties require them to hold confidential the Confidential Information substantially in accordance with the terms of this paragraph 11S,
(iii) any other holder of Securities, (iv) any prospective investor to which such holder sells or offers to sell Securities or any participation therein (if such Person agrees to be bound by the provisions of this paragraph 11S), or (v) any other Person to which such delivery or disclosure may be necessary or appropriate (x) to effect compliance with any law, rule, regulation or order applicable to such holder, (y) in response to any subpoena or other legal process or (z) if a breach or default under any of the Related Documents has occurred and is continuing, to the extent such holder may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under any of the Related Documents.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                         JFAX COMMUNICATIONS, INC.

                         By:     /s/ N. Zucker
                            --------------------------------
                              Name:  Hemi Zucker
                              Title: Chief Financial Officer

INVESTOR:
The foregoing Agreement is
     hereby accepted as of the
     date first above written.

DLJ FUND INVESTMENT PARTNERS II, L.P.
277 Park Avenue
New York, NY  10172

By: DLJ LBO PLANS MANAGEMENT CORPORATION
     Its General Partner


By:   /s/ Ivy Dodes
   ------------------------   629 Shares of
   Name:  Ivy Dodes           Series A Preferred Stock:
   Title: Vice President
                              314,500 Warrants to purchase
                              314,500 shares of
                              Common Stock

INVESTOR:
The foregoing Agreement is
     hereby accepted as of the
     date first above written.

DLJ PRIVATE EQUITY EMPLOYEES FUND, L.P.
277 Park Avenue
New York, NY  10172

By: DLJ LBO PLANS MANAGEMENT CORPORATION
     Its General Partner


By:   /s/ Ivy Dodes
   -------------------------  71 Shares of
   Name:  Ivy Dodes           Series A Preferred Stock:
   Title: Vice President
                              35,500 Warrants to purchase
                              35,500 shares of
                              Common Stock

INVESTOR:
The foregoing Agreement is
     hereby accepted as of the
     date first above written.

DLJ CAPITAL CORPORATION
277 Park Avenue
New York, NY  10172


By:   /s/ Ivy Dodes
   -------------------------  2,800 Shares of
   Name:  Ivy Dodes           Series A Preferred Stock:
   Title: Vice President
                              1,400,000 Warrants to purchase
                              1,400,000 shares of
                              Common Stock

INVESTOR:
The foregoing Agreement is
     hereby accepted as of the
     date first above written.

GMT PARTNERS, LLC
c/o Blue Capital Management
152 West 57/th/ Street, 11/th/ Floor
New York, New York  10019
Attention:  Chris Gagnon


By: /s/ Chris Gagnon
   -------------------------  250 Shares of
   Name: Chris Gagnon         Series A Preferred Stock:
         Managing Member
                              125,000 Warrants to purchase
                              125,000 shares of
                              Common Stock

INVESTOR:
The foregoing Agreement is
     hereby accepted as of the
     date first above written.

ORCHARD/JFAX INVESTORS, L.L.C.
10960 Wilshire Blvd., 5/th/ Floor
Los Angeles, California  90024
New York, New York  10019
Attention:  Richard  Ressler


By: /s/ Richard S. Ressler
   -------------------------------  500 Shares of
   Name: Richard S. Ressler              Series A Preferred Stock:
         Manager
                                    250,000 Warrants to purchase
                                    250,000 shares of
                                    Common Stock

INVESTOR:
The foregoing Agreement is
      hereby accepted as of the
      date first above written.

DECLARATION OF TRUST
     FOR DEFINED BENEFIT PLANS
     OF ZENECA HOLDINGS INC.
c/o Pecks Management Partners Ltd.
     One Rockefeller Plaza
     New York, New York  10020
     Attention:  Robert J. Cresci

By: Pecks Management Partners Ltd.,
     Its Investment Adviser

By: /s/ Robert J. Cresci
   -------------------------  87 Shares of
    Robert J. Cresci          Series A Preferred Stock:
    Managing Director
                              43,500 Warrants to purchase
                              43,500 shares of
                              Common Stock

Tax ID Number:  042-809861

Nominee: FUELSHIP & COMPANY
Bank:                       State Street Bank & Trust Company
                            One Enterprise Drive-
                            Solomon Willard Building, 4A
                            North Quincy, MA 02171

ABA Routing Number:         0110-00028 for Master Trust/
(Wiring Dividend Payments)  State Street Bank & Trust Company
                            Boston, MA 02101
                            BNF Zeneca Holdings
                            Acct. JG10
                            DDA: 34758508

Physical Delivery           State Street Bank & Trust Company
Via Federal Express:        225 Franklin Street
                            Incoming Securities, Concourse Level
                            Boston, MA 02101
                            Attn: David Kay
                            Account: Zeneca Holdings
                            Account #JG10

The foregoing Agreement is
      hereby accepted as of the
      date first above written.

DECLARATION OF TRUST
     FOR DEFINED BENEFIT PLANS
     OF ICI AMERICAN HOLDINGS INC.
c/o Pecks Management Partners Ltd.
     One Rockefeller Plaza
     New York, New York  10020
     Attention:  Robert J. Cresci

By: Pecks Management Partners Ltd.,
     Its Investment Adviser

   By: /s/ Robert J. Cresci
      ------------------------      130 Shares  of
      Robert J. Cresci              Series A Preferred Stock
      Managing Director             65,000 Warrants to Purchase
                                    65,000 shares of Common Stock


Tax ID Number:  043-171-204

Nominee:  NORTHMAN & CO.
Bank:                       State Street Bank & Trust Company
                            One Enterprise Drive-
                            Solomon Willard Building, 4A
                            North Quincy, MA 02171

ABA Routing Number:         0110-00028 for Master Trust/
                            State Street Bank & Trust Company
                            Boston, MA 02101
                            BNF: ICI Americas
                            Account: I510
                            DDA: 34758649

Physical Delivery           State Street Bank & Trust Company
Via Federal Express:        225 Franklin Street
                            Incoming Securities, Concourse Level
                            Boston, MA 02101
                            Attn: David Kay
                            Account Name: ICI Americas
                            Acct # I510

The foregoing Agreement is
      hereby accepted as of the
      date first above written.

DELAWARE STATE EMPLOYEES'
     RETIREMENT FUND
c/o Pecks Management Partners Ltd.
     One Rockefeller Plaza
     New York, New York  10020
     Attention:  Robert J. Cresci

By: Pecks Management Partners Ltd.,
        Its Investment Adviser

By: /s/ Robert J. Cresci
   ----------------------------
    Robert J. Cresci              473  Shares of
    Managing Director             Series A Preferred Stock
                                  236,500 Warrants to Purchase
                                  236,500 shares of Common Stock
Tax ID Number: 516-00-0279

Nominee: NAP & COMPANY

Bank:                       Mercantile Safe Deposit & Trust Company
                            2 Hopkins Plaza
                            Baltimore, MD 21201
                            Attn: Isabelle Corbett

ABA Routing Number:         052-000618 for State of
                            Delaware Account
                            Account #214380-8
Physical Delivery        Mercantile Safe Deposit & Trust Company
                         2 Hopkins Plaza
                         Baltimore, MD 21201
                         Attn: Connie Philpot

The foregoing Agreement is
      hereby accepted as of the
      date first above written.

THE J.W. MCCONNELL FAMILY FOUNDATION
c/o Pecks Management Partners Ltd.
     One Rockefeller Plaza
     New York, New York  10020
     Attention:  Robert J. Cresci

By: Pecks Management Partners Ltd.,
        Its Investment Adviser

By: /s/ Robert J. Cresci
   ------------------------------
     Robert J. Cresci               60 Shares of
     Managing Director              Series A Preferred Stock
                                    30,000 Warrants to Purchase
                                    30,000 shares of Common Stock
Tax ID Number:  015-7859-03

Nominee:  HARE & CO.

Bank:                       Royal Trust Corporation of Canada
                            Royal Trust Tower, 10th Floor
                            777 King Street West
                            Toronto, Ontario M5W1P9

ABA Routing Number:         021000018
                            Bank of New York
                            BK of NY/CUST
                            Account: Royal Trust, #298324

Physical Delivery           The Bank of New York
Via Federal Express         1 Wall Street, 5th Floor
                            New York, NY 10286
                            Attn: Special Processing Department
                            Re:  Account #298324

                                   EXHIBIT A
                     [Form of Certificate of Designations]

                                   EXHIBIT B
                               [Form of Warrant]

                                   EXHIBIT C
                 [Forms of Opinions of Counsel to the Company]

                                   EXHIBIT D
                    [Form of Registration Rights Agreement]

                                   EXHIBIT E
                      [Form of Securityholders Agreement]